Exhibit 10.12

CERTAIN MATERIAL (INDICATED BY THREE ASTERISKS) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(2012)

Amendment Agreement

Related to Gasoil storage agreement, number 2010-01, dated 17-09-2010

Between

Antwerp Terminal and Processing Company

And

Vitol SA

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

THIS AMENDMENT AGREEMENT is made on 26 March 2012.

BETWEEN:

1.	Antwerp Terminal and Processing Company, a company incorporated under the Belgium laws with a registered office at Beliweg 20, B-2030 Antwerp, Belgium (“ATPC”); and

2.	Vitol SA., a company incorporated under the laws of Switzerland with a registered office at Boulevard du Pont d’Arve 28, 1205 Geneva, Switzerland; (“Principal”)

together the “Parties”.

(A)	The Parties entered into a contract dated 17 September 2010 (the “Agreement”) relating to Gasoil storage and handling.

(B)	The Parties now wish to amend the terms of the Agreement as detailed below.

The Parties hereby agree as follows:

1.	DEFINITIONS AND INTERPRETATION

Words and expressions defined in the Agreement shall have the same meanings in this Amendment Agreement.

2.	AMENDMENT OF THE AGREEMENT

The Parties hereby agree to amend the Agreement with effect from 1 January 2012 as follows:

(a)	By adjusting the rates in article 9 a-g with [***] % as agreed in article 16. Article 9 a-g- is replaced by:

9.	Rates (expressed in Euro)

a.	Tank rental	[***]

Expressed in cubic meter (M3) per contractual capacity per month or part thereof

Tank rental rate includes:

•	Delivery from seagoing vessel or barge (in min. parcel size 800 Mt)

•	Redelivery into seagoing vessel or barge (min. parcel size 800 Mt)

•	Storage during the period

•	Standard documentation on ship’s departure at terminal (B/L, AAD, T1, Timesheet, Master receipt document, Certificate of Origin (not counter-signed by Customs or Chamber of Commerce))

•	[***] free throughputs per [***] (calculated as 1 import and export of the nett tank capacity)

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

b.	Additional Throughput Surcharge	[***]

Charged on the difference, expressed in M3 at 15°c, between the actual throughput per year and the free throughput mentioned in paragraph a), per M3.

c.	Pumpover fee	[***]

Per M3 at 15°c pumped over from shoretank to shoretank within the Terminal. A minimum charge based on [***] m3 per operation shall apply.

d.	Homogenisation surcharge per hour	[***]

Minimum [***] hours per operation.

e.	Board-to-board Surcharge(possibility to be confirmed by Terminal)	[***]

Minimum quantity of [***] MT per parcel, per M3 at 15°c.

f.	Handling of additives	[***]

Expressed in Euros per operation.

Delivery, receipt and operation of additives shall take place after consultation with the Terminal. In the event that additivation is performed by a 3rd Party, no lump-sum tariff shall apply. Should Company employees’ assistance be required this shall be invoiced on an hourly basis.

NOTE: Additivation is only possible in the tanks in TF 700, during a discharge or ITT operation.

g.	Additional Services	(per document)	[***]

Supply of Certificate of Origin (counter-signed by Customs or Chamber of Commerce), EUR1, Form A Clearance, INF3, ATR

3.	AGREEMENT REMAINS IN FORCE

The Parties confirm that the Agreement shall continue in full force and effect as modified in accordance with the terms of this Amendment Agreement.

4.	ENTIRE AGREEMENT

This Amendment Agreement and the Agreement (as amended by this Amendment Agreement) together constitute the entire and only agreement between the Parties relating to Gasoil storage and handling contract dated 17 September 2010 and supersede any previous agreement whether written or oral between the Parties relating to the subject matter hereof and thereof. The Agreement and this Amendment Agreement shall be read and construed as one.

Executed by the Parties in 2 originals on                         :

By Antwerp Terminal and Processing Company	By Vitol SA

/s/ Gert Quint	/s/ Mr. David Fransesn

/s/ Martine de Beer

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3